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                                                                  Exhibit 10.3

                          AGILENT TECHNOLOGIES, INC.

                     1999 NON-EMPLOYEE DIRECTOR STOCK PLAN


PART I.   PLAN ADMINISTRATION AND ELIGIBILITY
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     1.   Purpose.  The purpose of this 1999 Non-Employee Director Stock Plan
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(the "Plan") of Agilent Technologies, Inc. (the "Company") is to encourage ownership in the Company by outside directors of the Company (each, a "Non-Employee Director," or collectively, the "Non-Employee Directors") whose continued services are considered essential to the Company's continued progress and thus to provide them with a further incentive to remain as directors of the Company.

     2.   Administration.  The Board of Directors (the "Board") of the Company
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or any committee (the "Committee") of the Board that will satisfy Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any regulations promulgated thereunder, as from time to time in effect, including any successor rule ("Rule 16b-3"), shall supervise and administer the Plan. The Committee shall consist solely of two or more non-employee directors of the Company, who shall be appointed by the Board. A member of the Board shall be deemed to be a "non-employee director" only if he or she satisfies such requirements as the Securities and Exchange Commission may establish for non-employee directors under Rule 16b-3. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

     The Board or the Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Board or the Committee shall determine all questions of interpretation of the Plan or of any shares issued under it and such determination shall be final and binding upon all persons having an interest in the Plan. Any or all powers and discretion vested in the Board or the Committee under this Plan may be exercised by any subcommittee so authorized by the Board or the Committee and satisfying the requirements of Rule 16b-3.

     3.   Participation in the Plan.  Each member of the Board who is not an
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employee of the Company or any of its subsidiaries or affiliates shall be eligible to receive payment for his or her Annual Retainer (as defined in Section 12 below) under the Plan.

     4.   Stock Subject to the Plan.  The maximum number of shares of the
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Company's $0.01 par value Common Stock ("Common Stock") which may be issued under the Plan shall be Eight Hundred Ninety One Thousand One Hundred (891,100). The limitation on the number of shares that may be issued under the Plan shall be subject to adjustment as provided in Section 10 of the Plan.

     If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.
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PART II.  TERMS OF THE PLAN
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     5.   Term of the Plan.  The Plan shall become effective upon the earlier to
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occur of its adoption by the Board or its approval by the shareholders of the
Company as described in Section 15 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     6.   Time for Granting Options.  No options shall be granted, and no Common
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Stock grant (as defined in Section 7(d) below) shall be made, after the date on which this Plan terminates. The applicable terms of this Plan, and any terms and conditions applicable to the options granted or shares issued prior to such date, shall survive the termination of the Plan and continue to apply to such options and shares.

     7.   Terms and Conditions.
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          (a)  Compensation.
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               (i)  Beginning with the First Plan Year (as defined in Section 12 below), each Non-Employee Director will be entitled to receive a minimum of seventy-five percent and a maximum of one hundred percent of the value of his or her Annual Retainer in the form of an option to purchase shares of Common Stock (an "Option Payment") and the balance in a cash payment (a "Cash Payment").

               (ii) If any Non-Employee Director fails to notify the Secretary of the Company in writing by February 1 of the preceding Plan Year (or by October 31, 1999 for the First Plan Year) of the percentage of his or her Annual Retainer that he or she wishes to receive in the form on an option for the next Plan Year, then he or she shall be deemed to have elected an Option Payment for seventy-five percent of the value of his or her Annual Retainer, with the remaining twenty-five percent in cash. Any such election, or any modification or termination of such an election, shall be filed with the Company on a form prescribed by the Board or the Committee for this purpose.

          (b)  Option Payment.  Subject to Section 7(a) above, each Non-Employee
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Director may specify the amount of his or her Annual Retainer to be received in the form of a non-statutory option not entitled to special tax treatment under
Section 422 of the Internal Revenue Code of 1986, as amended. Each option granted under this Plan shall be evidenced by a written agreement in such form as the Board or Committee shall from time to time approve, which Agreements shall comply with and be subject to the following terms and conditions and such additional terms and conditions as may be determined by the Board or Committee:

               (i)  Date of Payment.  An option constituting an Option Payment
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corresponding to the First Plan Year shall be granted automatically on the IPO
Date. For subsequent Plan Years, an option constituting any Option Payment shall be granted automatically on March 1 of each Plan Year (or, if March 1 is not a business day, on the next succeeding business day).

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               (ii)   Number of Shares Subject to Option.  The number of
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shares to be subject to any option granted pursuant to the Plan shall be an amount necessary to make such option equal in value, using a option valuation model, as determined by the Board or Committee, to that portion of the Annual Retainer that the Non-Employee Director elected to receive in the form of an option. The value of the option will be calculated by assuming that the value of an option to purchase one share of Common Stock equals the product of (i) a fraction determined by dividing 1 by the Multiplier, as defined below, and (ii) the Fair Market Value of a share of Common Stock on the date of grant.

     The number of shares represented by an option granted pursuant to the Plan shall be determined by multiplying the number of shares determined in Section 7(b)(ii) above by a multiplier determined using an option valuation method (the "Multiplier"). The Board or the Committee shall determine the Multiplier by the IPO Date with respect to the First Plan Year and prior to March 1 with respect to any succeeding Plan Year. The number of shares to be subject to the option shall be equal to the largest number of whole shares determined as follows:

   75% or more, if applicable, of Annual Retainer
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
   Fair Market Value on March 1                        x    Multiplier    =     Number of shares
   (or Fair Market Value on the IPO Date for the
   First Plan Year)

               (iii)  Price of Options.  The exercise price of the option will
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be the Fair Market Value of the Common Stock on the date of grant.

               (iv)   Exercise of Options.  Options may be exercised only by
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written notice to the Company at its head office accompanied by payment in cash of the full consideration for the shares as to which they are exercised.

               (v)    Period of Option.  The option will not be exercisable
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until the one-year anniversary of the grant date, at which time it shall be vested as to all the shares represented by the option. No option shall be exercisable after the expiration of ten (10) years from the date upon which such option is granted.

               (vi)   Exercise by Representative Following Death of Director.
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A Non-Employee Director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his or her legal representative, who, by reason of his or her death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided in Section 7(b)(v). Any exercise by a representative shall be subject to the provisions of this Plan.

               (vii)  Options Nontransferable.  Unless determined otherwise by
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the Board or the Committee, each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred,

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assigned, pledged or hypothecated by the optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (c)  Cash Payment.  Each Cash Payment shall be made in equal quarterly
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installments commencing March 1 of each Plan Year (or, if March 1 is not a business day, on the next succeeding business day), with the first Cash Payment, if any, to be made on March 1, 2000.

          (d)  Special Compensation.  The Board or the Committee may, from
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time to time, deem it appropriate and may provide certain Non-Employee Directors with additional compensation ("Special Compensation") under this Plan. Such Special Compensation shall be in the form of a grant of Common Stock or stock options subject to terms, conditions and restrictions established by the Board or Committee at the time of the grant.

          (e)  Form of Issuance of Shares.  Shares issued under the Plan shall
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be in either book entry form or in certificate form pursuant to the instructions given by the Non-Employee Director to the Company's transfer agent.

          (f)  Transferability.  In the event of a Non-Employee Director's
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death, all of such person's rights to receive any accrued but unpaid Option
Payment and/or Special Compensation will transfer to the maximum extent permitted by law to such person's beneficiary. Each Non-Employee Director may name, from time to time, any beneficiary or beneficiaries (which may be named contingently or successively) as his or her beneficiary for purposes of this Plan. Each designation shall be on a form prescribed by the Committee, will be effective only when delivered to the Company and when effective will revoke all prior designations by the Non-Employee Director. If a Non-Employee Director dies with no such beneficiary designation in effect, such person's beneficiary shall be his or her estate and such person's payments will be transferable by will or pursuant to laws of descent and distribution applicable to such person.

PART III. GENERAL PROVISIONS
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     8.   Assignments.  The rights and benefits under this Plan may not be
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assigned except for the designation of a beneficiary as provided in Section 7.

     9.   Limitation of Rights.
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          (a)  No Right to Continue as a Director.  Neither the Plan, nor the
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issuance of shares of Common Stock, nor the grant of special Compensation, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

          (b)  No Stockholders' Rights for Options.  An optionee shall have no
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rights as a stockholder with respect to the shares covered by his or her options until the date of the issuance to him of a stock certificate therefor or the making of a book entry with the Company's transfer agent, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

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     10.  Adjustments in Present Stock.  In the event of any merger,
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consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company's present Common Stock, at the time of such event the Board or the Committee shall make appropriate adjustments to the number (including the aggregate numbers specified in Section 4) and kind of shares to be issued under the Plan and the price of any Stock Option.

     11.  Amendment and Termination of the Plan.
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          (a)  Amendment and Termination.  The Board may at any time amend,
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alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the awards granted to any Non-Employee Director theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
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termination of the Plan shall not affect any Stock Option already granted and such Stock Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12.  Definitions.
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     "Annual Retainer" shall mean the amount to which a Non-Employee Director will be entitled to receive for serving as a director in the First Plan Year or a relevant Plan Year, but shall not include reimbursement for expenses, fees associated with service on any committee of the Board or fees with respect to any other services to be provided to the Company.

     "Fair Market Value" shall mean, as of any date, the average of the highest and lowest quoted sales prices for the Common Stock as of such date (or if no sales were reported on such date, the average on the last preceding day a sale was made) as quoted on the stock exchange or national market system on which the Common Stock is listed, with the highest trading volume, as reported in such source as the Company shall determine.

     "First Plan Year" shall mean the year beginning on the IPO Date and ending on February 28, 2001.

     "IPO Date" shall mean the date of the Company's initial public offering.

     "Plan Year" shall mean the year beginning March 1 and ending February 28, or February 29, as the case may be, for any relevant year after the First Plan Year.

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     13.  Notice.  Any written notice to the Company required by any of the
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provisions of this Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

     14.  Governing Law.  This Plan and all determinations made and actions
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taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.

     15.  Shareholder Approval.  The Plan shall be subject to approval by the
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shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

     16.  Annual Maximum Shares.  Subject to adjustments as provided in Section
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10 of the Plan, the maximum number of shares that can be granted to each Non-
Employee Director under the Plan is 150,000 shares per year.

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